PARLEX CORPORATION 145 Milk Street, Methuen, Massachusetts 01844





                                                             October 1, 1997

Dear Stockholder,

      I am pleased to invite you to attend a Special Meeting of the Stockholders of Parlex Corporation. The meeting will be held at 9:30 a.m. on Monday, October 20, 1997, at the Company's headquarters at 145 Milk Street, Methuen, Massachusetts.

      As the accompanying notice and proxy statement describe, the only action scheduled for this special meeting is an increase in the number of shares of authorized common stock of the Company.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.


                                       Sincerely,





                                       Herbert W. Pollack
                                       Chairman of the Board



                             Parlex Corporation


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of Parlex Corporation:

      A Special Meeting of the Stockholders of Parlex Corporation will be held on Monday, October 20, 1997, at 9:30 a.m., at the Company's headquarters at 145 Milk Street, Methuen, Massachusetts, for the following purposes:

      1. To consider and act upon a proposed amendment to the Company's Restated Articles of Organization increasing the number of authorized shares of Common Stock, par value $.10 per share, from 5,000,000 shares to 10,000,000 shares; and

      2. To consider and act upon any other matter that properly comes before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 24, 1997, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors



                                       Jill Pollack Kutchin
                                       Clerk

Methuen, Massachusetts
October 1, 1997


                             PARLEX CORPORATION

                             PROXY STATEMENT FOR
                SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              OCTOBER 20, 1997

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parlex Corporation (the "Company") for use at the Special Meeting of Stockholders to be held on October 20, 1997, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is October 1, 1997.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to the matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all stock issued, outstanding, and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding is required to approve the proposed amendment of the Restated Articles of Organization. Abstentions are counted as present in determining whether the quorum requirement is satisfied and have the same effect as a vote against the proposed amendment.

      The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      The Company's principal executive offices are located at 145 Milk Street, Methuen, Massachusetts 01844, telephone number (978) 685-4341.

                      RECORD DATE AND VOTING SECURITIES


      Only stockholders of record at the close of business on September 24, 1997, are entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding and entitled to vote 3,593,310 shares of Common Stock, par value $.10 per share ("Common Stock"). Each outstanding share of the Company's Common Stock entitles the record holder to one vote.


                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 24, 1997, by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the Company's directors; (iii) each of the Company's named executive officers as defined in Item 402(a)(3) of Regulation S-K; and (iv) all directors and executive officers of the Company as a group.

                                         Shares of
                                       Common Stock       % of Outstanding
                                           Owned            Common Stock
               Stockholder            Beneficially(1)    Owned Beneficially
---------------------------------------------------------------------------

      Herbert W. Pollack(2)(3)(4)          943,889              26.3
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844

      Sandra Pollack                       307,600               8.6
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844


      Walter A. Winshall(5)                457,624              13.5
       3 Ferndale Road
       Weston, MA 02193


      Benjamin M. Rabinovici(2)(6)         257,400               7.2
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844

      Peter J. Murphy(2)(3)(7)              60,375               1.7
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844

      Lester Pollack(2)(8)                  46,620               1.3
       c/o Centre Partners L.P.
       One Rockefeller Plaza
       New York, NY 10020

      M. Joel Kosheff(2)(9)                 21,000                *
       31 Pier 7
       Charlestown, MA 02129

      Alfred R. Calvetti(3)(10)             11,250                *
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844

      Steven M. Millstein(3)(11)             8,700                *
       c/o Parlex Corporation
       145 Milk Street
       Methuen, MA 01844

      Sheldon Buckler(2)(12)                 4,500                *
       200 Dudley Road
       Newton Centre, MA 02159

      Richard W. Hale(2)(13)                 3,000                *
       c/o Furnex
       17 Foss Road
       Lewiston, ME 04240

      All directors and officers
       as a group (10 persons)(14)       1,499,508              41.7

--------------------
<F*>   Less than one percent.
<F1>   For purposes of this table, any person who directly or indirectly has or shares voting or investment power with respect to shares of Common
       Stock is deemed a beneficial owner of those shares. Thus, more than one person may be the beneficial owner of particular shares. Each person listed above is deemed to have sole voting and investment power with respect to the shares shown, unless otherwise indicated.
<F2>   Denotes a director of the Company.
<F3>   Denotes an executive officer of the Company.
<F4>   The shares shown as owned by Herbert W. Pollack include 307,600 shares, of which he disclaims beneficial ownership, owned directly by his wife, Sandra Pollack. The shares shown as owned by Mr. Pollack include 56,250 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Employees' Stock Option Plan (the "1989 Option Plan").


<F5>   The shares shown as owned by Walter A. Winshall are as reported in a
       Statement on Form 4 filed by him with respect to his holdings of Common
       Stock as of August, 1997.


<F6>   The shares shown as owned by Dr. Rabinovici include 101,400 shares, of which he disclaims beneficial ownership, owned directly by his wife.
       The shares shown as owned by Dr. Rabinovici also include 13,500 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989
       Outside Directors' Stock Option Plan (the "1989 Director Plan") and the
       Company's 1996 Outside Directors' Stock Option Plan (the "1996 Director
       Plan").
<F7>   The shares shown as owned by Mr. Murphy are shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Option Plan.
<F8>   The shares shown as owned by Lester Pollack include 13,500 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989
       Director Plan and the Company's 1996 Director Plan.
<F9>   The shares shown as owned by Mr. Kosheff include 13,500 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Director
       Plan and the Company's 1996 Director Plan.
<F10>  The shares shown as owned by Mr. Calvetti are shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Option Plan and the 1985 Employees' Non-Qualified Stock Option Plan (the "1985
       Option Plan").
<F11>  The shares shown as owned by Mr. Millstein include 3,750 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Option Plan.
<F12>  The shares shown as owned by Mr. Buckler include 3,000 shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Director Plan and the Company's 1996 Director Plan.
<F13>  The shares shown as owned by Mr. Hale are shares which he has the right to acquire within 60 days of September 24, 1997, by the exercise of stock options granted under the Company's 1989 Director Plan and the
       Company's 1996 Director Plan.
<F14>  The number of shares shown as beneficially owned by officers and directors include 180,375 shares which they have the right to acquire within
       60 days of September 24, 1997, by the exercise of stock options.


          PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK

      On August 20, 1997, the Board of Directors unanimously adopted a resolution recommending that the Restated Articles of Organization of the Company be amended so as to increase the total number of shares of Common Stock which the Company shall have authority to issue from 5,000,000 shares, par value $.10 per share, to 10,000,000 shares, par value $.10 per share. The Board of Directors believes that the adoption of the proposed amendment would be advantageous to the Company and its stockholders.

      The Board of Directors also directed that the proposed amendment be submitted for action at the Special Meeting of Stockholders to be held on October 20, 1997.

      Increase in Number of Shares of Common Stock. If approved by the stockholders, the amendment will authorize the Company to issue an additional 5,000,000 shares of the Company's Common Stock, par value $.10 per share. The Restated Articles of Organization of the Company currently authorize the issuance of 5,000,000 shares of Common Stock, $.10 par value per share, and 1,000,000 shares of Preferred Stock, par value $1.00 per share. As of September 24, 1997, there were a total of 4,267,909 shares of Common Stock outstanding or reserved for issuance, and 210,000 shares held by the Company as treasury stock. This total number of shares includes shares reserved for issuance under the Company's 1985 Option Plan, 1989 Option Plan, 1989 Director Plan and 1996 Director Plan. As of the date of this Proxy Statement, there are no shares of Preferred Stock issued or outstanding.

      The proposed amendment would increase the number of shares of the existing class of Common Stock available for issuance by the Company, but would have no effect upon the terms of the Company's Common Stock or the rights of holders of such Common Stock. Holders of Common Stock are entitled to one vote for each share held and have no preemptive or other rights to subscribe for additional shares from the Company. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of the holders of existing Common Stock. Depending on the circumstances, however, issuance of additional shares of Common Stock may dilute the voting power and equity ownership of existing stockholders. Issuance of additional shares of Common Stock may also have a dilutive effect on earnings per share depending upon the specific events associated with a particular transaction. There are no cumulative voting rights, with the result that holders of more than 50% of the shares of Common Stock are able to elect 100% of the class of the Company's directors to be elected at any annual meeting of stockholders or special meeting in lieu thereof. All outstanding shares of Common Stock are, and those issuable upon the exercise of options will be, when issued and fully paid for, validly issued and fully paid and non-assessable. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds legally available therefor. On liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive their pro rata portion of the net assets of the Company remaining after the payment of all creditors and liquidation preferences, if any.

      Appraisal Rights in Respect of the Proposed Amendment. Under the applicable provisions of the Massachusetts Business Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendment.


      Recommendation of the Board of Directors. On February 27, 1997, the Board of Directors of the Company declared a three-for-two split of its Common Stock effected as a 50% stock dividend payable on April 21, 1997, to stockholders of record on March 18, 1997. After giving effect to the stock split, the number of shares of Common Stock available for issuance and not otherwise reserved was reduced to 732,091 shares. Accordingly, the Board of Directors believes that the number of authorized shares of Common Stock should be increased by 5,000,000 to provide sufficient shares for use for such corporate purposes as may be determined advisable by the Board of Directors, without further action or authorization by the stockholders. The Board of Directors is empowered under the Restated Articles of Organization of the Company to issue shares of authorized stock without further stockholder approval. Such corporate purposes may include the acquisition of capital funds through the sale of stock, involvement in joint ventures and other strategic relationships, the declaration of stock dividends or stock splits, use in employee benefit plans such as issuance of stock options, the acquisition of other corporations or properties, and for future capital needs. In light of the Company's desire to substantially expand its manufacturing facilities and purchase capital equipment that will increase its manufacturing capacity and accommodate various new forms of technology processes, it intends to offer and sell 1,000,000 shares of Common Stock in an underwritten public offering and has filed a registration statement on Form S-2 in connection with such offering. To complete this underwritten public offering at its currently anticipated size, authorization is needed to increase the number of authorized shares of Common Stock available for issuance. There can be no assurance, however, that this equity offering will occur. Except as described above, the Company has no present plans for the future issuance of authorized shares of common stock. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock in the best interests of the stockholders and believes that the availability of shares would afford the Company flexibility in considering and implementing any of the corporate transactions enumerated.


      The Board of Directors unanimously recommends a vote FOR the proposed amendment.

              DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      The Company's next Annual Meeting will be held on December 2, 1997. An eligible stockholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must have given notice to the Clerk of the terms and content of the proposal no later than August 8, 1997.

                                   GENERAL

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. The individuals named in the enclosed proxy will, if so authorized, vote to approve the proposed Amendment to the Company's Restated Articles of Organization to increase the total number of shares of Common Stock which the Company shall have authority to issue from 5,000,000 shares, par value $.10 per share, to 10,000,000 shares, par value $.10 per share. If a quorum is present (the holders of a majority of the number of shares of Common Stock issued and outstanding constitute a quorum), the approval of the Amendment to the Company's Restated Articles of Organization is determined by a plurality of the votes cast.

      Management of the Company is not aware of any other matter to be presented for action at the meeting. If any matter other than that described above does properly come before the meeting, the individuals named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                                       By order of the Board of Directors,


                                       Jill Pollack Kutchin, Clerk
October 1, 1997




DETACH CARD                                                      DETACH CARD

                             PARLEX CORPORATION

Dear Stockholders:

Please take note of the important information enclosed with this Proxy Ballot. The issues related to the management of your company requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders on October 20, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Parlex Corporation



x  PLEASE MARK VOTES AS IN THIS EXAMPLE

(1)  To approve the proposed amendment         For      Against      Abstain
     to the Restated Articles of Organization
     increasing the number of authorized
     shares of Common Stock, par value         [  ]       [  ]         [  ]
     $.10 per share, from 5,000,000 shares to 10,000,000 shares (the "Amendment").

(2)  In their discretion, to vote upon such
     other business as may properly
     come before the meeting.

Please be sure to sign and     The undersigned hereby revokes any proxy
date this Proxy.               previously given and acknowledges receipt
         Date ___________      of written notice of, and the statement
                               for, the Special Meeting of Stockholders.

------------------------
Stockholder sign here          Mark box at right if address change has been
                               noted on the reverse side of this card   [  ]

------------------------
Co-owner sign here

                             PARLEX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock hereby constitutes and appoints Herbert W. Pollack, Peter J. Murphy, and Jill Pollack Kutchin, and each of them, proxies with full power of substitution to each, to represent and vote all shares of Common Stock of Parlex Corporation (the "Company") standing in the name of the undersigned at a Special Meeting of Stockholders to be held at 145 Milk Street, Methuen, Massachusetts, on October 20, 1997, at 9:30 a.m. or any adjournment(s) thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS GIVEN AND THE PROXY IS VALIDLY EXECUTED, THE SHARES SHALL BE VOTED "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION.

----------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
----------------------------------------------------------------------------

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